Exhibit 10.19

Amendment to

conSULTING Agreement

This Amendment to Consulting Agreement (this “Amendment”) is entered into as of May 20, 2025 (the “Effective Date”), by and between Revium Recovery Ltd., an Israeli company, with offices at 89 Medinat Hayeudim St., Herzelyia, Israel (the “Company”), and Amir Avraham, ID number 037690674 (the “Consultant”). Company and Consultant shall be collectively referred to as the ”Parties”.

WHEREAS,	The Parties have entered into that Consulting Agreement, dated February 26, 2024, as amended on December 3, 2024 (the “Consulting Agreement”); and

WHEREAS,	On May 20, 2025 (the “Appointment Dateˮ), the Consultant was appointed as the Company’s (and its holding company’s) interim CEO; and

WHEREAS,	The Parties wish to amend certain provisions of the Consulting Agreement, as set forth below.

NOW THEREFORE, the Parties hereby agree as follows:

1.	Any capitalized term not defined herein shall have the respective meaning ascribed to it in the Consulting Agreement.

2.	The Parties agree to amend the Consulting Fee set forth in Section 5.1 to the Consulting Agreement to NIS 30,000 plus VAT, effective retroactively as of the Appointment Date.

3.	Subject to the aforementioned, all other terms and conditions of the Consulting Agreement shall remain in full force and effect and shall bind the Parties in all respects.

4.	This Second Amendment together with the Consulting Agreement represents the entire understanding between the Parties in relation to the subject matter hereof, and supersedes any and all previous agreements, arrangements or discussions between the Parties (whether written or oral) in respect of the subject matter hereof. In the event of any inconsistency or conflict between the Consulting Agreement and this Second Amendment, the terms of this Second Amendment shall prevail.

IN WITNESS WHEREOF, the Parties hereto have caused this Second Amendment to be executed by their respective authorized representatives on the Effective Date.

/s/ Bernard Bartal		/s/ Amir Avraham
Revium Recovery Ltd.		Amir Avraham
By:	Bernard Bartal, Chairman